Exhibit 99.2

Goodrich Corporation Third Quarter 2008 Results October 23, 2008

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's October 23, 2008 Third Quarter 2008 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Commercial Aerospace Environment

GOODRICH

Fuel Price and GDP Growth
Historical and Forecast

Oil Price
(2003 to Oct. 15, 2008)



$/bbl
160
140
120
100
80
60
40
20
0
2003
2004
2005
2006
2007
2008

- Oil prices increased up to four-fold since 2003 but have since retreated
- This spike contributed to airline operating costs rising by ~25%[1]
- A weaker dollar has provided temporary relief to non-US carriers

Economic Growth Forecasts
(2006 to 2011)



Real GDP
10%
8%
6%
4%
2%
0%
2006
2007
2008F
2009F
2010F
2011F
Emerg. Asia
Mideast
GLOBAL
South Am.
Dev. Asia
North Am.
Europe

- The global economy is slowing
- Emerging markets continue to grow faster than the developed economies
- Thus economic conditions are expected to affect the industry differently by region

4

Note: [1]Based on reported Q2 2008 results
Source: Seabury Aerospace, Bloomberg (oil prices); IMF WEO October 2008 (GDP),

Airline capacity is highly correlated with economic growth Global capacity has grown an average 4-5% over the past 30 years During that period, global capacity has only contracted three times - a slight decline during the 1981 & 1991 recessions and a larger decline after 9/11 Periods of contraction have been quickly followed by above-trend growth 5 Global Passenger Capacity Year-over-Year Growth Note: 1US market used as proxy for world 1980-1990; global data used for 1991-2008 Source: Seabury Aerospace, Airline Monitor Year-over-Year Change in Available-Seat-Miles (ASMs)1 1981 recession and oil spike Economic recovery Gulf War I and 1991 recession 9/11 and 2002 recession Gulf War II and SARS outbreak Economic recovery Economic recovery

6 Global Passenger Capacity 2007-2009 Growth Note: Scheduled passenger capacity only Source: Seabury Aerospace For most of 2008, capacity was increasing near historical average Rising fuel prices drove airlines to cut capacity in the backend of 2008 Impact of capacity cuts are expected to be fully felt in 2009 as carriers maintain implemented cuts due to operational constraints and concerns about slowing demand Year-over-year change in Available-Seat-Miles (ASMs) Q1 2008 Q2 2008 Q3 2008 Q4 2008 Full Year 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Full Year 2009

7 Expected Aircraft Retirements 2008-2009 1Expected retirements from Nov. 2008 to end of Nov. 2009 Note: Scheduled passenger aircraft only; excludes potential for later return-to-service Source: Seabury Aerospace, Announced capacity cuts As a result, airlines continue to ground aircraft Almost all announced and implemented capacity cuts have been old-gen aircraft MD80/90, DC9, and 737-300 aircraft continue to be attractive to replace at lower oil prices Despite the decline in oil prices, airlines have reaffirmed many of their retirement plans Aircraft1 773 943 170

8 Capacity By Region 2007-2009 Growth Note: Scheduled passenger capacity only; 1Based on 2009 split Source: Seabury Aerospace Capacity cuts have been most dramatic and urgent in North America Europe and Developed Asia have started to reverse previous growth Emerging Asia and Middle East continue to grow, albeit much more slowly Year-over-Year change in Available-Seat-Miles (ASMs) 31% 25% 15% 15% 10% 4% % of total capacity1 100%

9 Large Commercial Aircraft Estimated Capacity Growth from 2008 to 2009 Note: Scheduled passenger capacity excluding regional jets; 1Based on 2009 daily average excluding A380 and 787 which remain small share; 2Excludes impact of continued Boeing strike Source: Seabury Aerospace In-production aircraft are not targeted for grounding to achieve desired capacity cuts In-production aircraft utilization rates have not dropped and are unlikely to fall 2009 production rates have only been slightly adjusted by OEMs2 Therefore, in-production ASMs are expected to continue to grow and gain share of global capacity In-Production Slowing or Recently Out-of-Production Long Out-of-Production Year-over-Year change in Available-Seat-Miles (ASMs) % of total capacity1 20% 16% 15% 9% 9% 7% 6% 5% 6% 3% 1% 1% 2% 60% 27% 13% (After '08/'09 retirements)

Large Commercial Aircraft Fleet Demographics vs. Goodrich Aftermarket Sales Long Out-of-Production Recently Out-of-Production In Production 0.31 0.02 0.07 0.6 Goodrich currently expects commercial aftermarket sales to grow 4 - 7 percent in 2009, compared to 2008 Long Out-of-Production In Production Recently Out-of-Production 0.08 0.8 0.08 0.05 Long Out-of-Production 707 727 747C 737C A310 DC8 DC9 DC10 MD80 L1011 Long Out-of-Production (Less Vulnerable) MD11 MD90 4% 2% In Production 80%

A320 Deliveries and Installed Base 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 A320 Family Deliveries 58 72 127 168 222 241 257 236 233 233 289 339 367 367 414 414 368 368 368 A320 Family Installed Base 549 621 748 916 1138 1379 1636 1872 2105 2338 2627 2966 3333 3705 4119 4533 4901 5269 5637 Actual Estimated Delivered Units 2002 - 2003 aftermarket sales based on installed base as of 1995, 2008 and on sales based on deliveries and installed base in 2001 and beyond Installed Base Installed base/deliveries subject to major overhaul in 2001 Installed base/deliveries subject to major overhaul in 2008 Source: Airline Monitor, July 2008

Large Commercial Airplane Delivery Forecast 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Actuals 684 586 605 668 832 894 Goodrich outlook 0 0 853 1013 1109 1026 1046 1081 Boeing Strike Impact Range 100 OEMs have only slightly adjusted production growth rates, and are maintaining discipline in managing the downturn Record backlogs also afford flexibility, with some airlines seeking earlier delivery slots while others look to defer Demand remains high in Middle East and China (and strongest European and American carriers) Potential Impact of Boeing Strike

Financial and Operational Highlights

Third Quarter 2008 Highlights Increased quarterly dividend to $0.25 per share, an 11 percent increase over the previous quarterly dividend of $0.225 per share of common stock Received a contract from the U.S. Army to provide up to 1,000 Vehicle Health Management Systems for UH-60A/L Black Hawk helicopters The five-year Indefinite Delivery, Indefinite Quantity contract is valued at up to $300 million and covers deliveries through 2013 Selected by Airbus to supply the air data system and ice detection system for the new A350 XWB commercial aircraft The awards are expected to generate more than $600 million in original equipment and aftermarket revenue over 20 years Goodrich and Rolls-Royce signed a Letter of Intent proposing the formation of a joint venture company which would develop and supply engine controls for Rolls-Royce aero engines Goodrich would retain the aftermarket products and services business associated with the joint venture's products Expect to complete the JV around year-end 2008

Third Quarter 2008 Results and Full Year 2008 Outlook Third Quarter 2008 Results Third quarter 2008 sales of $1,772 million increased 11 percent over third quarter 2007 sales of $1,602 million Third quarter 2008 income per diluted share of $1.33 increased 34 percent over third quarter 2007 income per diluted share of $0.99 Total segment operating income margin increased to 18.2 percent, from 17.2 percent in the third quarter 2007. Full Year 2008 Outlook Outlook for net income per diluted share increased to $4.90 - $5.00, from prior outlook of $4.80 - $4.95 Approximately 30 - 32% growth over 2007 results Includes expected effective tax rate of approximately 32 - 33%, which includes the R&D tax credit retroactive to 1/1/08 Reduced outlook for sales to approximately $7.1 billion, from prior outlook of $7.3 billion Current outlook assumes Boeing strike ends in late October or early November 2008 Represents growth of about 11% over 2007 results Net cash provided by operating activities, minus capital expenditures, expected to be about 65% of net income Includes anticipated inventory build-up resulting from the Boeing strike Capital expenditure outlook unchanged at $275 - $325 million

Full Year 2009 Outlook Full Year 2009 Outlook Sales outlook of $7.7 - $7.8 billion - approximately 8 - 10% growth over expected 2008 results Large commercial OE sales expected to increase about 20% Assuming the Boeing strike is over in late October or early November Large commercial, regional business and general aviation aftermarket sales expected to increase 4 - 7% Outlook for net income and income per diluted share from continuing operations of $5.05 - $5.25 - approximately 2 - 8% growth over expected 2008 results, including: Higher pension expense of up to $0.27 per share Full year 2009 tax rate of about 33% Unfavorable foreign exchange translation costs of $0.06 Closing of the Rolls-Royce joint venture around year-end 2008 Net cash provided by operating activities, minus capital expenditures, expected to be greater than 75% of net income

Delivering Sustained Sales Growth and Margin Expansion Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 East 4554 4765 4940 5103 5203 5368 5508 5578 5719 5879 6013 6219 6392 6591 6864 7034 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 1Q 2008 2Q 2008 3Q 2008 East 0.0977 0.1045 0.1088 0.1112 0.1179 0.1181 0.1245 0.1311 0.135 0.1416 0.1467 0.1537 0.161 0.167 0.169 0.171 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.)

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 3rd Qtr 2008 3rd Qtr 2007 Change Sales $1,772 $1,602 11% Segment operating income $322 $276 17% - % of Sales 18.2% 17.2% +1.0% Income - Continuing Operations - Net Income $168 $168 $140 $127 20% 32% Diluted EPS - Continuing Operations - Net Income $1.33 $1.33 $1.10 $0.99 21% 34% Third Quarter 2008 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) 1st Nine Months 2008 1st Nine Months 2007 Change Sales $5,367 $4,724 14% Segment operating income $940 $762 23% - % of Sales 17.5% 16.1% +1.4% Income - Continuing Operations - Net Income $505 $513 $363 $351 39% 46% Diluted EPS - Continuing Operations - Net Income $3.97 $4.03 $2.84 $2.75 40% 47% First Nine Months 2008 - Financial Summary Year-over-Year Performance

Third Quarter 2008 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Net Income Per Diluted Share Third Quarter 2007 - Continuing Operations $1,602 $140 $1.10 Increased overall volume, efficiency, mix, other $178 $35 $0.27 Long-term contracts - changes in estimates $12 $0.10 Share-based compensation $8 $0.06 Corp G&A/ERP/Other Income (Expense) (Excluding share based compensation considered above) $7 $0.06 Customer Settlements in 2007 ($14) ($0.10) Higher tax rate in 3Q 2008 vs. 3Q 2007 ($16) ($0.13) Foreign exchange translation costs ($8) ($4) ($0.03) Third Quarter 2008 - Continuing Operations $1,772 $168 $1.33

Third Quarter 2008 Year-over-Year Segment Results 3rd Quarter 2008 3rd Quarter 2007 Change Change Dollars in Millions 3rd Quarter 2008 3rd Quarter 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $ 664.2 $ 596.5 $ 511.6 $1,772.3 $ 607.8 $ 545.2 $ 448.7 $1,601.7 $ 56.4 $ 51.3 $ 62.9 $170.6 9% 9% 14% 11% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 80.0 $162.4 $ 79.3 $321.7 $ 73.6 $143.6 $ 58.7 $275.9 $ 6.4 $18.8 $20.6 $45.8 9% 13% 35% 17% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 12.0% 27.2% 15.5% 18.2% 12.1% 26.3% 13.1% 17.2% N/A N/A N/A N/A (0.1%) +0.9% +2.4% +1.0%

First Nine Months 2008 Year-over-Year Segment Results 1st Nine Months 2008 1st Nine Months 2007 Change Change Dollars in Millions 1st Nine Months 2008 1st Nine Months 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $2,035.9 $1,882.1 $1,448.6 $5,366.6 $1,764.1 $1,625.8 $1,334.5 $4,724.4 $271.8 $256.3 $114.1 $642.2 15% 16% 9% 14% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $238.6 $501.9 $199.8 $940.3 $182.0 $404.7 $175.7 $762.4 $ 56.6 $ 97.2 $ 24.1 $177.9 31% 24% 14% 23% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 11.7% 26.7% 13.8% 17.5% 10.3% 24.9% 13.2% 16.1% N/A N/A N/A N/A +1.4% +1.8% +0.6% +1.4%

Summary Cash Flow Information Item (Dollars in Millions) 3rd Quarter 2008 3rd Quarter 2007 Net Income $168 $127 Depreciation and Amortization $65 $67 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($72) ($67) Deferred income taxes and taxes payable $31 -- Accrued expenses, other (including pension contributions) ($51) $87 Cash Flow from Operations $141 $214 Pension Contributions - worldwide ($81) ($13) Capital Expenditures ($73) ($66)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 10 15 8 29 7 9 16 6 First Nine Months 2008 Sales by Market Channel Total Sales $5.367 Billion Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 10% Airbus Commercial OE 15% Defense & Space, OE & Aftermarket 25% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 36% Total Commercial OE 33% Total Defense and Space 25%

Sales by Market Channel First Nine Months 2008 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 3Q 2008 vs. 3Q 2007 3Q 2008 vs. 2Q 2008 YTD 2008 vs. YTD 2007 Boeing and Airbus - OE Production Aircraft Deliveries 1% (18%) 14% Regional, Business & General Aviation - OE Aircraft Deliveries 29% (5%) 26% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 13% 1% 11% Defense and Space - OE and Aftermarket US, UK Defense Budgets 12% 5% 12% Other IGT, Other 9% (7%) 18% Goodrich Total Sales 11% (4%) 14%

2009 Outlook

2008 Sales Expectations By Market Channel Full Year 2007 Sales Mix Market 2007 Goodrich Actual Growth 2008 Goodrich Expected Growth 2009 Goodrich Expected Growth 10% 15% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 8% ~5 - 10%* ~20%* 8% Regional/Bus/GA OE (Weighted) 20% ~20% 7 - 8% 36% Aftermarket (Commercial/ Regional/Bus/GA) 16% ~9 - 11% 4 - 7% 25% Defense and Space OE and Aftermarket 7% ~11% 5 - 7% 6% Other 14% ~14% 2 - 5% 100% Total 12% ~11% 8 - 10% * Dependent on length of Boeing Strike

2009 Outlook P&L Summary ($M) Estimate 2008 Estimate 2009 B/(W) Sales ~$7.1B $7.7 - $7.8B +8 - 10% EPS (Diluted) - Continuing Operations $4.84 - $4.94 $5.05 - $5.25 +2 - 8% - Reported $4.90 - $5.00 $5.05 - $5.25 +1 - 7% Net cash provided by operating activities, minus capital expenditures, as a percent of net income ~65% >75% N/A Capital Expenditures $275 - $325 $275 - $300 $25 - ($25) Effective Tax Rate ~32% - 33% ~33% N/A Expect Continued Sales and EPS growth in 2009